UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

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Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PLANET LABS PBC

____________________________________________________________________________________

(Name of Registrant as Specified In Its Charter)

____________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.
☐	Fee paid previously with preliminary materials.
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Your **Vote** Counts!

PLANET LABS PBC

2026 Annual Meeting of Stockholders
Vote by July 8, 2026
11:59 PM ET

PLANET LABS PBC
645 HARRISON STREET, 4TH FLOOR
SAN FRANCISCO, CA 94107

T00621-P50167

You invested in PLANET LABS PBC and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting of Stockholders. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held via the Internet on July 9, 2026 at 10:00 AM PT at www.virtualshareholdermeeting.com/PL2026.**

Get informed before you vote

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the Notice, Proxy Statement and Annual Report on Form 10-K online at www.proxyvote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to June 25, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

July 9, 2026
10:00 AM PT

Virtually at:
www.virtualshareholdermeeting.com/PL2026

We will be hosting the meeting virtually via live audio webcast at the website address listed above. Please check the proxy materials for instructions on how to access the meeting and vote before or at the meeting.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items		Board Recommends
1.	To re-elect the following individuals to serve on the board of directors of Planet Labs PBC as Class II directors, until the 2029 annual meeting of stockholders and until their respective successors shall have been duly elected and qualified.	
	Nominees:	
1a.	Vijaya Gadde	For
1b.	General John W. Raymond	For
1c.	Scott Reese	For
2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2027.	For
3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers.	For

NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting or any continuation, postponement, or adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

T00622-P50167